UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 24, 2020

Date of Report

(Date of earliest event reported)

BOQI international medical inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50155	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3601, Building A, Harbour View Place, No. 2 Wuwu Road, Zhongshan District, Dalian, Liaoning Province, P. R. China, 116000
(Address of principal executive offices and zip code)

(86) 0411 8220 9211
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	NASDAQ Stock Market

Item 5.07 — Submission of Matters to a Vote of Security Holders

At the Registrant’s Annual Meeting of Shareholders held on July 24, 2020, the shareholders (“Shareholders”) of the Registrant entitled to vote at the meeting voted to (i) elect the five nominees named in the proxy statement (the “Proxy Statement”) to serve as directors of the Registrant until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified; (ii) approve, in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of the Registrant’s securities as set forth in proposal two in the Proxy Statement; (iii) approve, on an advisory basis, the compensation of the Registrant’s executive officers named in the Proxy Statement; and (iv) ratify the appointment of HHC, LLP as the Registrant’s independent registered public accounting firm for the year ending December 31, 2020.

1.	The votes cast by Shareholders with respect to the election of directors were as follows:

	For	Against/Withheld	Broker Non-Votes
Yongquan Bi	5,815,922	26,267	2,218,972
Tiewei Song	5,813,651	28,538	2,218,972
Mia Kuang Ching	5,815,909	26,280	2,218,972
Ju Li	5,812,369	29,820	2,218,972
Fengsheng Tan	5,809,269	32,920	2,218,972

2.	The votes cast by Shareholders with respect to the issuance of shares of the Registrant’s securities in accordance with Nasdaq Marketplace Rule 5635(d) were as follows:

For	Against/Withheld	Abstain	Broker Non-Votes
5,763,321	66,319	12,549	2,218,972

3.	The votes cast by Shareholders with respect to the non-binding advisory vote approving named executive officer compensation were as follows:

For	Against/Withheld	Abstain	Broker Non-Votes
5,739,150	79,637	23,402	2,218,972

4.	The votes cast by Shareholders with respect to the ratification of the selection of HHC, LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2020 were as follows:
For	Against/Withheld	Abstain	Broker Non-Votes
7,885,527	119,374	56,260	-

On July 27, 2020, the Registrant issued a press release announcing shareholder approval in accordance with Nasdaq Marketplace Rule 5635(d) of the issuance of the Registrant’s securities in connection with a private placement to institutional investors. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information under this Item 5.07, including Exhibit 99.1, is deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The information in this Current Report on Form 8-K, including Exhibit 99.1, may contain forward-looking statements based on management’s current expectations and projections, which are intended to qualify for the safe harbor of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein that are not historical facts are considered “forward-looking statements.” Such forward-looking statements may be identified by, among other things, the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” or “anticipates” or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. In particular, statements regarding the efficacy of investment in research and development are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the effect of political, economic, and market conditions and geopolitical events, including the current COVID-19 global crisis; legislative and regulatory changes that affect our business; the availability of funds and working capital; the actions and initiatives of current and potential competitors; investor sentiment; and our reputation. The Registrant does not undertake any responsibility to publicly release any revisions to these forward-looking statements to take into account events or circumstances that occur after the date of this report. Additionally, the Registrant does not undertake any responsibility to update you on the occurrence of any unanticipated events, which may cause actual results to differ from those expressed or implied by any forward-looking statements. The factors discussed herein are expressed from time to time in the Registrant’s filings with the Securities and Exchange Commission available at http://www.sec.gov.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated July 27, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 27, 2020	BOQI International Medical Inc.
(Registrant)

	By:	/s/ Tiewei Song
Tiewei Song
Chief Executive Officer

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